Supplement to
              Calvert Income Fund and Calvert U.S. Government Fund
                       Prospectus dated January 31, 1995
                    Date of Supplement: September 30, 1995


This Prospectus is valid only for offers of Calvert U.S. Government Fund and does not constitute an offer or sale of shares of the Calvert Income Fund. The sections of the Prospectus regarding the Calvert Income Fund are no longer valid; they have been replaced by a new separate Calvert Income Fund prospectus dated September 30, 1995. Call Calvert Group at 1-800-368-2748 to request copies of the September 30, 1995 Calvert Income Fund Prospectus.